Dreyfus Variable Investment Fund, Money Market Portfolio

SEMIANNUAL REPORT June 30, 1999

(reg.tm)


The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured
   * Not Bank-Guaranteed
   * May Lose Value

Year 2000 Issues (Unaudited)

The portfolio could be adversely affected if the computer systems used by The Dreyfus Corporation and the portfolio's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the portfolio invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the portfolio's investments and its share price.


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Performance

                             6   Statement of Investments

                             8   Statement of Assets and Liabilities

                             9   Statement of Operations

                            10   Statement of Changes in Net Assets

                            11   Financial Highlights

                            12   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                              Dreyfus Variable Investment Fund,

                                                         Money Market Portfolio

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Variable Investment Fund, Money Market Portfolio, covering the six-month period from January 1, 1999 through June 30, 1999. Inside, you'll find valuable information about how the portfolio was managed during the period, including a discussion with the senior portfolio manager, Patricia A. Larkin.

After remaining relatively steady during the first quarter of 1999, yields on money market securities generally rose in the second quarter in response to expectations that the Federal Reserve Board would raise short-term interest rates at their June meeting. On June 30, the Federal Reserve raised rates amid stronger-than-expected global and domestic economic growth. Their objective was to forestall a potential resurgence of inflationary pressures.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Variable Investment Fund, Money Market Portfolio.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

July 15, 1999




DISCUSSION OF PERFORMANCE

Patricia A. Larkin, Senior Portfolio Manager

How did Dreyfus Variable Investment Fund, Money Market Portfolio perform during the period?

For the six-month period ended June 30, 1999, Dreyfus Variable Investment Fund, Money Market Portfolio produced an annualized yield of 4.50% which, taking into account the effect of compounding, the annualized effective yield was 4.59%.(1) The portfolio provided a total return of 2.25% (2) compared to the Lipper Variable Annuity Money Market Funds category average total return of 2.21% for the same period.(3)

We attribute the portfolio' s yield to the fact that we owned longer-term securities, while maintaining an average dollar-weighted portfolio maturity of 90 days or less, which enabled us to lock in higher returns in an environment characterized, for all but the end of the period, by declining or stable interest rates.

What is the portfolio's investment approach?

There are many factors we consider in managing the portfolio. We closely monitor the outlook for growth and inflation. We follow overseas developments for any influence they may have on the domestic economy. The posture of the Federal Reserve Board (the "Fed") is a key determinant in our decision on how best to structure the portfolio.

In addition, we actively manage the average maturity of the portfolio in an attempt to take advantage of expected interest rate changes based upon our economic outlook. If we believe that interest rates will fall, we typically lengthen average maturity to lock in the then-current rates. Conversely, in a rising rate environment, we typically shorten maturities to be able to reinvest at anticipated higher rates in the future.

As a money market portfolio, the portfolio only buys securities rated in one of the two highest rating categories for debt obligations, or of The Portfoli


DISCUSSION OF PERFORMANCE (continued)

comparable   credit  quality.  The  portfolio  must  also  maintain  an  average dollar-weighted portfolio maturity of 90 days or less and may buy only securities with remaining maturities of 13 months or less.

What other factors influenced the portfolio's performance?

Last fall, in the wake of Asian market turmoil, the Open Market Committee of the Fed cut short-term interest rates three times in an attempt to provide liquidity and improve investor confidence. Since then, there have been concerns that global and domestic factors might push the United States economy towards unsustainable growth.

As of June 30, 1999, Asian economies appear to have stabilized. What's more, the outlook for growth in the major industrialized nations has been improving. The domestic economy continued to move ahead briskly, evidenced by a strong rebound in manufacturing output that shows signs of gaining momentum. Consumer confidence was at a 30-year high. Employment was strong, with hourly wages rising. Despite concerns that overly rapid economic growth might lead to destructive inflationary pressure, the Fed held interest rates steady through all but the very end of the period. Because we managed the portfolio at a relatively longer average maturity, investors have been able to benefit from stable rates and the Fed's long held accommodative stance during the reporting period.

What is the portfolio's current strategy?

Throughout the reporting period, as the economy showed robust growth, bond and money markets anticipated a tightening of monetary policy by the Fed. Such tightening was signaled by Chairman Alan Greenspan's mid-May announcement of a shift in policy towards a bias to increase rates. The bias changed in fact just prior to the end of the reporting period, when the Fed raised the target Federal Funds rates by one-quarter point to five percent with an accompanying return to a neutral stance on future Federal Funds rate movement. An initial relief rally has been replaced by a cautious "wait and see" market view.


Over the reporting period, the portfolio benefited from our commitment to a longer maturity structure. When rates did not rise as quickly as markets expected, longer maturities enhanced return. However, over the past few months, we have taken a somewhat less aggressive stance, slowly reducing the average maturity of our investments. In an uncertain market with the potential for further tightening, we have adopted this approach, while still seeking opportunities to capture additional yield as such opportunities arise.

July 15, 1999

(1) Annualized effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future result. Yields fluctuate. An investment in the portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the portfolio.

(2) Total return includes reinvestment of dividends. The portfolio's performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce return.

(3)  Source: Lipper Analytical Services, Inc.

                                                        The Portfolio

STATEMENT OF INVESTMENTS

June 30, 1999 (Unaudited)



                                                                                         Principal
NEGOTIABLE BANK CERTIFICATES OF DEPOSIT--11.2%                                           Amount ($)            Value ($)
-------------------------------------------------------------------------------------------------------------------------
Branch Bank & Trust Co.

   5.04%, 1/10/00                                                                         2,500,000            2,499,619

First National Bank of Maryland

   5.14%, 2/23/00                                                                         4,000,000            3,999,124

Royal Bank of Canada

   4.94%, 4/27/00                                                                         5,000,000  (a)       4,997,944

TOTAL NEGOTIABLE BANK CERTIFICATES OF DEPOSIT

   (cost $11,496,687)                                                                                         11,496,687
--------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER--44.2%
--------------------------------------------------------------------------------------------------------------------------------

Abbey National North America

   4.97%, 12/1/99                                                                         3,000,000            2,938,418

Associates First Capital Corp.

   5.60%, 7/1/99                                                                          3,000,000            3,000,000

DaimlerChrysler North America Holdings Corp.

   4.90%, 7/29/99                                                                         3,000,000            2,988,730

FINOVA Capital Corp.

   5.06%, 10/22/99                                                                        5,000,000            4,922,940

General Electric Capital Services Inc.

   4.97%, 10/20/99                                                                        1,500,000            1,477,754

Hertz Corp.

   4.94%, 7/23/99                                                                         2,000,000            1,994,084

Lehman Brothers Holdings Inc.

   5.40%, 8/5/99                                                                          4,000,000            3,979,544

Merita North America Inc.

   5.04%, 8/11/99                                                                         5,000,000            4,971,528

Monsanto Co.

   4.94%, 10/19/99                                                                        5,000,000            4,926,361

Paine Webber Group Inc.

   5.08%, 7/6/99                                                                          3,000,000            2,997,938

Prudential Funding Corp.

   5.50%, 7/1/99                                                                          3,000,000            3,000,000

Spintab AB

   5.04%, 10/4/99                                                                         5,000,000            4,935,347

UBS Finance (DE) Inc.

   5.60%, 7/1/99                                                                          3,000,000            3,000,000

TOTAL COMMERCIAL PAPER

   (cost $45,132,644)                                                                                         45,132,644
----------------------------------------------------------------------------------------------------------------------------

CORPORATE NOTES--22.6%
--------------------------------------------------------------------------------------------------------------------------------
Bear Stearns Companies Inc.

   5.09%, 2/22/00                                                                         4,000,000  (a)       4,001,408


                                                                                         Principal
CORPORATE NOTES (CONTINUED)                                                             Amount ($)            Value ($)
--------------------------------------------------------------------------------------------------------------------------------

CIT Group Holdings Inc.

   4.87%, 9/21/99                                                                         3,000,000  (a)       2,999,803

Ford Motor Credit Corp.

   4.95%, 5/5/00                                                                          5,000,000  (a)       5,000,000

GTE Corporation

   5.20%, 6/12/00                                                                         5,000,000  (a)       4,996,948

Heller Financial Inc.

   5.24%, 11/1/99                                                                         1,050,000  (a)       1,058,306

Paine Webber Group Inc.

   5.22%, 4/20/00                                                                         2,000,000  (a)       2,000,000

Salomon Smith Barney Holdings, Inc.

   5.00%, 10/28/99                                                                        3,000,000  (a)       3,000,000

TOTAL CORPORATE NOTES

   (cost $23,056,465)                                                                                         23,056,465
--------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM BANK NOTES--19.3%
--------------------------------------------------------------------------------------------------------------------------------

First Union National Bank

   5.21%, 9/24/99                                                                         3,000,000            3,000,000

Key Bank N.A.

   4.97%, 10/15/99                                                                        4,000,000  (a)       4,000,460

LaSalle National Bank

   4.91%, 10/12/99                                                                        5,000,000            5,000,000

Norwest Corp.

   5.09%, 10/15/99                                                                        2,685,000            2,702,120

Old Kent Bank and Trust Co.

   4.96%, 6/2/00                                                                          5,000,000  (a)       4,997,337

TOTAL SHORT-TERM BANK NOTES

   (cost $19,699,917)                                                                                         19,699,917
--------------------------------------------------------------------------------------------------------------------------------

TIME DEPOSITS--4.2%
--------------------------------------------------------------------------------------------------------------------------------

Chase Manhattan Bank NA (Nassau)

   4.75%, 7/1/99                                                                          1,282,000            1,282,000

Westdeutsche Landesbank Girozentrale (Grand Cayman)

   5.56%, 7/1/99                                                                          3,000,000            3,000,000

TOTAL TIME DEPOSITS

   (cost $4,282,000)                                                                                           4,282,000
--------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS
   (cost $103,667,713)                                                                       101.5%          103,667,713

LIABILITIES, LESS CASH AND RECEIVABLES                                                        (1.5)%          (1,500,623)

NET ASSETS                                                                                   100.0%          102,167,090

(a) Variable interest rate--subject to periodic change.

See notes to financial statements.

                                                        The Portfolio

STATEMENT OF ASSETS AND LIABILITIES

June 30, 1999 (Unaudited)

                                                             Cost         Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           103,667,713   103,667,713

Interest receivable                                                     576,616

Prepaid expenses and other assets                                         1,193

                                                                    104,245,522
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            40,983

Cash overdraft due to Custodian                                       2,030,520

Accrued expenses and other liabilities                                    6,929

                                                                      2,078,432
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      102,167,090
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     102,171,676

Accumulated net realized gain (loss) on investments                      (4,586)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      102,167,090
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares
of Beneficial Interest authorized)                                   102,171,676

NET ASSET VALUE, offering and redemption price per share ($)               1.00

See notes to financial statements.


STATEMENT OF OPERATIONS

Six Months Ended June 30, 1999 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      2,526,593

EXPENSES:

Investment advisory fee--Note 2(a)                                     249,402

Custodian fees                                                          12,384

Professional fees                                                        7,236

Registration fees                                                        4,101

Prospectus and shareholders' reports                                     1,275

Trustees' fees and expenses--Note 2(b)                                     568

Shareholder servicing costs                                                205

Miscellaneous                                                            8,964

TOTAL EXPENSES                                                         284,135

INVESTMENT INCOME--NET                                               2,242,458
-------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($):                   (477)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 2,241,981

See notes to financial statements.

                                                        The Portfolio

STATEMENT OF CHANGES IN NET ASSETS

                                             Six Months Ended
                                                June 30, 1999         Year Ended
                                                  (Unaudited)  December 31, 1998
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                              2,242,458      3,724,324

Net realized gain (loss) on investments                  (477)        (2,038)

NET INCREASE (DECREASE) IN NET ASSETS

   RESULTING FROM OPERATIONS                        2,241,981      3,722,286
-------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                             (2,242,458)    (3,724,324)
-------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($1 per share):

Net proceeds from shares sold                      51,293,766     98,705,448

Dividends reinvested                                2,242,458      3,724,324

Cost of shares redeemed                           (40,393,363)   (78,031,019)

INCREASE (DECREASE) IN NET ASSETS FROM

   BENEFICIAL INTEREST TRANSACTIONS                13,142,861     24,398,753

TOTAL INCREASE (DECREASE) IN NET ASSETS            13,142,384     24,396,715
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                                89,024,706     64,627,991

END OF PERIOD                                     102,167,090     89,024,706

See notes to financial statements.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.



                                      Six Months Ended
                                        June 30, 1999                            Year Ended December 31,
                                                               -----------------------------------------------------------

                                          (Unaudited)         1998         1997            1996          1995         1994
--------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,

   beginning of period                          1.00          1.00          1.00           1.00          1.00          1.00

Investment Operations:

Investment income--net                          .022          .050          .050           .050          .055          .043

Distributions:

Dividends from investment

   income--net                                 (.022)        (.050)        (.050)         (.050)        (.055)        (.043)

Net asset value, end of period                  1.00          1.00          1.00           1.00          1.00          1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                4.54((+))     5.12          5.19           5.10          5.66          4.37
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average

   net assets                                    .57((+))      .56           .61            .62           .62            --

Ratio of net investment income

   to average net assets                        4.50((+))     5.01          5.08           4.96          5.51          4.62

Decrease reflected in above
   expense ratios due to
   undertakings by Dreyfus                        --            --            --             --           .03           .88
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                               102,167        89,025        64,628         56,186        45,249        34,728

((+))  Annualized.

See notes to financial statements.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Variable Investment Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company, operating as a series company currently offering thirteen series, including the Money Market Portfolio (the "portfolio") and is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The portfolio is a diversified series. The portfolio's investment objective is to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation ("Dreyfus") serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the portfolio' s shares, which are sold without a sales charge.

It is the portfolio's policy to maintain a continuous net asset value per share of $1.00; the portfolio has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the portfolio will be able to maintain a stable net asset value per share of $1.00.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments are valued at amortized cost, which has been determined by the fund's Board of Trustees to represent the fair value of the portfolio's investments.


(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the portfolio received net earnings credits of $1,427 during the period ended June 30, 1999 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The portfolio may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the portfolio's Manager, subject to the seller's agreement to repurchase and the portfolio's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the portfolio's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the terms of the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the portfolio will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the portfolio maintains its right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the portfolio to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986 as amended (the "Code"). To the extent that a net realized capital gain can be offset by a capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(D) FEDERAL INCOME TAXES: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The portfolio has an unused capital loss carryover of approximately $3,550 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1998. The carryover does not include net realized securities losses from November 1, 1998 to December 31, 1998 which are treated, for Federal income tax purposes, as arising in fiscal 1999. If not applied, $850 of the carryover expires in fiscal 2004, $1,300 expires in fiscal 2005 and $1,400 expires in fiscal 2006.

NOTE 2--Investment Advisory Fee and Other Transactions With Affiliates:

(A) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .50 of 1% of the value of the portfolio's average daily net assets and is payable monthly.

The portfolio compensates Dreyfus Transfer Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended June 30, 1999, the portfolio was charged $54, pursuant to the transfer agency agreement.

(B) Each trustee who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.


NOTES

                                                           For More Information

                        Dreyfus Variable Investment Fund,

                        Money Market Portfolio

                        200 Park Avenue

                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                        Custodian

                        The Bank of New York

                        90 Washington Street

                        New York, NY 10286

                        Transfer Agent &

                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

                        Distributor

                        Premier Mutual Fund Services, Inc.

                        60 State Street

                        Boston, MA 02109

To obtain information:

BY TELEPHONE Call 1-800-554-4611 or 516-338-3300

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144 Attn: Institutional Servicing

(c) 1999 Dreyfus Service Corporation                                  117SA996